UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 15, 2008

GENERAL MARITIME CORPORATION
(formerly Galileo Holding Corporation)
(Exact Name of Registrant as Specified in Charter

Republic of the Marshall Islands	333-153247	66-0716485
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer Identification Number)
of Incorporation)
299 Park Avenue
New York, New York 10171
(Address of Principal Executive Offices, Including Zip Code)
(212) 763-5600
(Registrant’s Telephone Number, Including Area Code)
Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 1.02. Termination of a Material Definitive Agreement
Item 2.01 Completion of Acquisition or Disposition of Assets
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
Item 7.01. Regulation FD Disclosure
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-3.1: AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
EX-3.2: BY-LAWS
EX-10.3: AMENDING AGREEMENT
EX-10.4: AMENDED AND RESTATED LOAN AGREEMENT
EX-23.1: CONSENT OF DELOITTE & TOUCHE LLP
EX-23.2: CONSENT OF MSPC
EX-23.3: CONSENT OF KPMG LLP
EX-99.1: PRESS RELEASE

Item 1.01 Entry into a Material Definitive Agreement.
     On December 16, 2008, General Maritime Corporation (formerly Galileo Holding Corporation) (the “Registrant” or the “Company”), General Maritime Subsidiary Corporation (formerly General Maritime Corporation) (“Historical General Maritime”), and Peter C. Georgiopoulos, the Company’s Chairman and Historical General Maritime’s former Chairman, President, and Chief Executive Officer, entered into an amendment to the letter agreement among such parties dated as of October 24, 2008 providing for the terms and conditions of Mr. Georgiopoulos’ executive transition. Under this amendment, the parties agreed that the new registration rights agreement to be entered into by the Company and Mr. Georgiopoulos would be entered into, and become effective, within a reasonable time after the effective date of the Combination (as defined in Item 2.01 below) rather than upon such effective date. A copy of such amendment is filed herewith as Exhibit 10.1.
Item 1.02. Termination of a Material Definitive Agreement.
     The information set forth under Item 5.02 below is incorporated into this Item 1.02 by reference.
Item 2.01 Completion of Acquisition or Disposition of Assets.
     On December 16, 2008 (the “Effective Date”), pursuant to that certain Agreement and Plan of Merger and Amalgamation (the “Merger Agreement”), dated as of August 5, 2008, by and among General Maritime Corporation (formerly Galileo Holding Corporation) (the “Registrant” or the “Company”), Arlington Tankers Ltd. (“Arlington”), Archer Amalgamation Limited (“Amalgamation Sub”), Galileo Merger Corporation (“Merger Sub”), and General Maritime Subsidiary Corporation (formerly General Maritime Corporation) (“Historic General Maritime”), Merger Sub merged with and into Historic General Maritime, with Historic General Maritime continuing as the surviving entity (the “Merger”), and Amalgamation Sub amalgamated with Arlington (the “Amalgamation” and, together with the Merger, collectively, the “Combination”). As a result of the Combination, each of Historic General Maritime and Arlington is now a wholly-owned subsidiary of the Registrant.
     Pursuant to the Merger, each share of the common stock of Historic General Maritime, par value $.01 per share (“Historic General Maritime common stock”), outstanding immediately prior to the effective time of the Merger was converted into the right to receive 1.34 shares of Company common stock. Pursuant to the Amalgamation, each share of the common stock of Arlington, par value $.01 per share (“Arlington common stock”), outstanding immediately prior to the effective time of the Amalgamation was converted into the right to receive one share of the common stock of the Company, par value $.01 per share (“Company common stock”).
     The issuance of the Company common stock in the Combination was registered under the Securities Act of 1933, as amended, pursuant to the Registration Statement on Form S-4 (File No. 333-153247) (the “Registration Statement”) filed by the Registrant with the Securities and Exchange Commission (the “Commission”) and declared effective on October 31, 2008. The definitive Joint Proxy Statement/Prospectus of Historic General Maritime and Arlington, dated October 31, 2008, that forms a part of the Registration Statement (the “Joint Proxy Statement/Prospectus”) contains additional information about the Combination and the other transactions contemplated by the Merger Agreement, including information concerning the interests of directors, executive officers and affiliates of Historic General Maritime and Arlington, respectively, in the Combination.
     Pursuant to Rule 12g-3(c) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Company common stock is deemed to be registered under Section 12(b) of the Exchange Act. The Company common stock has been approved for listing on the New York Stock Exchange (the “NYSE”), and is expected to begin trading under the trading symbol “GMR” on December 17, 2008.
     Each of the Historic General Maritime common stock and the Arlington common stock was registered pursuant to Section 12(b) of the Exchange Act and listed on the NYSE. Historic General Maritime is delisting the Historic General Maritime common stock and Arlington is delisting the Arlington common stock, in each case from the NYSE. Each of Historic General Maritime and Arlington will also file a Form 15 with the SEC to terminate the registration of the Historic General Maritime common stock and the Arlington common stock, respectively, under the Exchange Act.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
     On October 20, 2008, the Company entered into an Amended and Restated Credit Agreement with General Maritime Subsidiary Corporation, various lenders, Nordea Bank Finland plc, New York Branch (“Nordea”), as administrative agent and collateral agent, and Nordea, HSH Nordbank AG and DnB Nor Bank ASA, New York Branch, as joint lead arrangers and joint book runners (the “Amended and Restated GM Credit Agreement”). The conditions precedents for the effectiveness of this Amended and Restated Credit Agreement were satisfied on December 16, 2008. The Amended and Restated Credit Agreement provides for $900,000,000 of revolving loans and amends certain provisions related to use of proceeds, capitalization, allowance of the Combination, shareholder payments, minimum cash balance, financial covenants, modification of certificate of incorporation and by-laws, and guaranty by the Registrant. A copy of the Amended and Restated GM Credit Agreement is filed herewith as Exhibit 10.2.
     On December 16, 2008, Arlington entered into an Amending Agreement among Arlington, the subsidiary guarantors party thereto and The Royal Bank of Scotland (“RBS”) agreeing to amend the Amended and Restated Arlington Credit Agreement (as defined below), make certain confirmations regarding the Combination and re-affirm the representations contained in the Amended and Restated Arlington Credit Agreement. A copy of the Amending Agreement is filed herewith as Exhibit 10.3.
     On December 16, 2008, Arlington entered into an Amended and Restated Loan Agreement between Arlington and RBS (the “Amended and Restated Arlington Loan Agreement”). The Amended and Restated Arlington Loan Agreement provides for $229,500,000 in up to three advances and amends certain provisions related to share capital and ownership, principal place of business, and corporate undertakings. A copy of the Amended and Restated Arlington Loan Agreement is filed herewith as Exhibit 10.4.
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     As previously reported by Historic General Maritime, on December 15, 2008, Historic General Maritime and the Registrant entered into new employment agreements with each of John P. Tavlarios, who had been the Chief Executive Officer of General Maritime Management LLC (“GMM”), Historic General Maritime’s tanker operating subsidiary, and a Director of Historic General Maritime; Jeffrey D. Pribor, who had been the Executive Vice President and Chief Financial Officer of Historic General Maritime; and John C. Georgiopoulos, who had been the Executive Vice President, Chief Administrative Officer, Treasurer and Secretary of Historic General Maritime. Each of Messrs. Tavlarios, Pribor and John Georgiopoulos had been a party to an employment agreement with GMM or Historic General Maritime, as applicable.
     Pursuant to its terms, each employment agreement became effective as of the Effective Date (and was contingent upon and subject to the consummation of the Combination), and:
•	Each of the employment agreement, dated April 22, 2005, between GMM and Mr. Tavlarios; the employment agreement, dated April 22, 2005, between Historic General Maritime and Mr. Pribor; and the employment agreement, dated April 22, 2005, between Historic General Maritime and Mr. John Georgiopoulos terminated upon the Effective Date.
•	Mr. Tavlarios will serve as a Director and the President of the Company, Mr. Pribor will serve as Executive Vice President and Chief Financial Officer of the Company, and Mr. John Georgiopoulos will serve as Executive Vice President, Treasurer and Secretary of the Company.
•	Mr. Tavlarios’ employment agreement is for a term from the Effective Date through the three-year anniversary of the Effective Date, and Messrs. Pribor’s and Georgiopoulos’ employment agreements are each for a term from the Effective Date through the one-year anniversary of the Effective Date. Each employment agreement also provides for automatic renewals for additional one year terms, unless either the executive or the Company terminates the agreement on 120 days’ notice.

•	Mr. Tavlarios will be entitled to a base salary of $600,000 per annum, Mr. Pribor will be entitled to a base salary of $400,000 per annum, and Mr. John Georgiopoulos will be entitled to a base salary of $325,000 per annum, and each executive will also be entitled to discretionary bonuses based upon actual performance as determined by the Compensation Committee of the Board of Directors of the Company.
•	Certain payments will be made to each executive based on prior compensation if such executive is dismissed without cause or resigns for good reason, or upon his death or disability (as such terms are defined in the applicable employment agreement).
     Copies of the employment agreements for Messrs. Tavlarios, Pribor and John Georgiopoulos are attached hereto as Exhibits 10.5, 10.6 and 10.7, respectively, and are incorporated herein by reference.
     In addition, immediately following the effective time of the Combination, John Georgiopoulos resigned as a director of the Registrant, and the Registrant’s board of directors was expanded to seven directors, consisting of the six individuals who, immediately prior to such effective time, were the directors of Historic General Maritime, as well as Dr. E. Grant Gibbons, who is serving as a representative of Arlington, as contemplated by the merger agreement. The Class I directors, whose term will expire at the 2009 Annual Meeting of Shareholders, will consist of Mr. Tavlarios and Peter S. Shaerf; the Class II directors, whose term will expire at the 2010 Annual Meeting of Shareholders, will consist of William J. Crabtree, Peter C. Georgiopoulos and Dr. Gibbons; and the Class III directors, whose term will expire at the 2011 Annual Meeting of Shareholders, will consist of Rex W. Harrington and George J. Konomos. The committees of the Registrant’s board of directors will be comprised of the following directors:
•	Audit Committee: Mr. Konomos (chairman), Mr. Crabtree and Mr. Harrington;
•	Compensation Committee: Mr. Shaerf (chairman), Mr. Crabtree and Mr. Konomos; and
•	Nominating and Corporate Governance Committee: Mr. Shaerf (chairman), Mr. Crabtree and Mr. Harrington.
     Also, effective as of the consummation of the Combination, John P. Tavlarios was appointed as President; Jeffrey D. Pribor was appointed as Executive Vice President and Chief Financial Officer; and John C. Georgiopoulos was appointed as Executive Vice President, Treasurer and Secretary.
     Furthermore, effective as of the consummation of the Combination, Peter S. Bell and Milton H. Gonzales, Jr. each resigned as a Senior Vice President of GMM. Immediately thereafter, Mr. Bell was appointed a Manager and Head of Commercial Department, and Mr. Gonzales was appointed a Manager and Head of Technical Operations of GMM.
     The information contained in the Registration Statement on Form S-4 filed by the Registrant with the Commission on October 29, 2008 (No. 333-153247) under the caption “Continuing Board and Management Positions,” the information concerning the individuals named above other than Dr. Gibbons set forth under the headings “Election of Directors,” “Management,” and “Certain Relationships and Related Transactions” in Historic General Maritime’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 11, 2008, the information concerning Dr. Gibbons set forth under the heading “Proposal 1—Election of Director” in Arlington’s Maritime’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 23, 2008, and the information contained under Item 1.01 hereof is incorporated herein by reference.
Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     In connection with the Combination, and effective as of the Effective Date, the Registrant amended and restated in their entirety its Articles of Incorporation and adopted new By-laws, substantially in the forms attached as Exhibits A and B, respectively, to the Merger Agreement and included in the Joint Proxy Statement/Prospectus as Appendix A. The description of the Amended and Restated Articles of Incorporation and the By-laws which was included under the section captioned “Comparison of Rights of Shareholders of General Maritime, Arlington and New General Maritime” in the Joint Proxy Statement/Prospectus is incorporated herein by reference. The Registrant’s Amended and Restated Articles of Incorporation and its By-Laws are attached hereto as Exhibits 3.1 and 3.2, respectively, and are incorporated herein by reference.
Item 7.01. Regulation FD Disclosure.
     On December 16, 2008, the Registrant issued a press release announcing the completion of the Combination and the other transactions contemplated by the Merger Agreement. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.
     (a) Financial Statements of Business Acquired.
     The Consolidated Financial Statements of Historic General Maritime as of December 31, 2007 and December 31, 2006, and for each of the years ended December 31, 2007, December 31, 2006 and December 31, 2005, are incorporated herein by reference. The Unaudited Consolidated Financial Statements of Historic General Maritime as of, and for the nine months ended, September 30, 2008 are incorporated herein by reference.
     The Consolidated Financial Statements of Arlington as of December 31, 2007 and December 31, 2006, and for each of the years ended December 31, 2007, December 31, 2006 and December 31, 2005, are incorporated herein by reference. The Unaudited Consolidated Financial Statements of Arlington as of, and for the nine months ended, September 30, 2008 are incorporated herein by reference.
     (b) Pro Forma Financial Information.
     To be filed by amendment no later than 71calendar days after the date this Current Report is required to be filed.

     (c) Exhibits.

Exhibit
Number	Description
2.1	Agreement and Plan of Merger and Amalgamation, dated as of August 5, 2008, by and among Arlington Tankers Ltd., the Registrant (formerly Galileo Holding Corporation), Archer Amalgamation Limited, Galileo Merger Corporation and General Maritime Subsidiary Corporation (formerly General Maritime Corporation) (incorporated by reference to Appendix A to the Joint Proxy Statement/Prospectus included in the Registration Statement on Form S-4 filed by the Registrant with the Commission on October 29, 2008 (Registration No. 333-153247)).

3.1	Amended and Restated Certificate of Incorporation of General Maritime Corporation (formerly Galileo Holding Corporation).*

3.2	By-laws of General Maritime Corporation.*

10.1	Amendment to Letter Agreement, dated December 16, 2008, by and among General Maritime Corporation (formerly Galileo Holding Corporation), General Maritime Subsidiary Corporation (formerly General Maritime Corporation), and Peter C. Georgiopoulos (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed by General Maritime Subsidiary Corporation (formerly General Maritime Corporation) with the Commission on December 15, 2008).

10.2	Amended and Restated Credit Agreement, dated October 20, 2008, among General Maritime Corporation (renamed General Maritime Subsidiary Corporation), Galileo Holding Corporation (renamed General Maritime Corporation), the Lenders party from time to time thereto, Nordea Bank Finland PLC, New York Branch, as Administrative Agent and Collateral Agent, and Nordea Bank Finland PLC, New York Branch, HSH Nordbank AG, and DNB Nor Bank ASA, New York Branch, as Joint Lead Arrangers and Joint Book Runners (incorporated by reference to Exhibit 10.2 to the Current Report on Form 8-K filed by General Maritime Subsidiary Corporation (formerly General Maritime Corporation) with the Commission on October 23, 2008).

10.3	Amending Agreement, dated as of December 16, 2008, by and among Arlington Tankers Ltd., the subsidiary guarantors party thereto, and The Royal Bank of Scotland.*

10.4	Amended and Restated Loan Agreement, dated as of December 16, 2008, between Arlington Tankers Ltd., a wholly-owned subsidiary of the Registrant, as Borrower, and the Royal Bank of Scotland plc, as Lender.*

10.5	Employment Agreement, dated as of December 15, 2008, by and among General Maritime Corporation (formerly Galileo Holding Corporation), General Maritime Subsidiary Corporation (formerly General Maritime Corporation), General Maritime Management LLC, and John P. Tavlarios (incorporated by reference to Exhibit 10.2 to the Current Report on Form 8-K filed by General Maritime Subsidiary Corporation (formerly General Maritime Corporation) with the Commission on December 15, 2008).

10.6	Employment Agreement, dated as of December 15, 2008, by and among General Maritime Corporation (formerly Galileo Holding Corporation), General Maritime Subsidiary Corporation (formerly General Maritime Corporation), and Jeffrey D. Pribor (incorporated by reference to Exhibit 10.3 to the Current Report on Form 8-K filed by General Maritime Subsidiary Corporation (formerly General Maritime Corporation) with the Commission on December 15, 2008).

10.7	Employment Agreement, dated as of December 15, 2008, by and among General Maritime Corporation (formerly Galileo Holding Corporation), General Maritime Subsidiary Corporation (formerly General Maritime Corporation), and John C. Georgiopoulos (incorporated by reference to Exhibit 10.4 to the Current Report on Form 8-K filed by General Maritime Subsidiary Corporation (formerly General Maritime Corporation) with the Commission on December 15, 2008).

23.1	Consent of Deloitte & Touche LLP, Independent Registered Public Accounting Firm.*

Exhibit
Number	Description
23.2	Consent of MSPC Certified Public Accountants and Advisors, A Professional Corporation.*

23.3	Consent of KPMG LLP.*

99.1	Press Release of the Registrant dated December 16, 2008.*

99.2	Financial Statements of General Maritime Corporation (renamed General Maritime Subsidiary Corporation) (incorporated by reference to the Annual Report on Form 10-K of General Maritime Corporation (renamed General Maritime Subsidiary Corporation) for the year ended December 31, 2007, and the Quarterly Report on Form 10-Q of General Maritime Corporation (renamed General Maritime Subsidiary Corporation) for the quarter ended September 30, 2008 (File No. 001-16531)).

99.3	Financial Statements of Arlington Tankers Ltd. (incorporated by reference to the Annual Report on Form 10-K of Arlington Tankers Ltd. for the year ended December 31, 2007, as amended, and the Quarterly Report on Form 10-Q of Arlington Tankers Ltd. for the quarter ended September 30, 2008 (File No. 000-53296)).

*	Filed herewith.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL MARITIME CORPORATION
By:	/s/ John C. Georgiopoulos
	Name:	John C. Georgiopoulos
	Title:	Executive Vice President, Treasurer and Secretary

Date: December 16, 2008

EXHIBIT INDEX

Exhibit
Number	Description
2.1	Agreement and Plan of Merger and Amalgamation, dated as of August 5, 2008, by and among Arlington Tankers Ltd., the Registrant (formerly Galileo Holding Corporation), Archer Amalgamation Limited, Galileo Merger Corporation and General Maritime Subsidiary Corporation (formerly General Maritime Corporation) (incorporated by reference to Appendix A to the Joint Proxy Statement/Prospectus included in the Registration Statement on Form S-4 filed by the Registrant with the Commission on October 29, 2008 (Registration No. 333-153247)).

3.1	Amended and Restated Certificate of Incorporation of General Maritime Corporation (formerly Galileo Holding Corporation).*

3.2	By-laws of General Maritime Corporation.*

10.1	Amendment to Letter Agreement, dated December 16, 2008, by and among General Maritime Corporation (formerly Galileo Holding Corporation), General Maritime Subsidiary Corporation (formerly General Maritime Corporation), and Peter C. Georgiopoulos (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed by General Maritime Subsidiary Corporation (formerly General Maritime Corporation) with the Commission on December 15, 2008).

10.2	Amended and Restated Credit Agreement, dated October 20, 2008, among General Maritime Corporation (renamed General Maritime Subsidiary Corporation), Galileo Holding Corporation (renamed General Maritime Corporation), the Lenders party from time to time thereto, Nordea Bank Finland PLC, New York Branch, as Administrative Agent and Collateral Agent, and Nordea Bank Finland PLC, New York Branch, HSH Nordbank AG, and DNB Nor Bank ASA, New York Branch, as Joint Lead Arrangers and Joint Book Runners (incorporated by reference to Exhibit 10.2 to the Current Report on Form 8-K filed by General Maritime Subsidiary Corporation (formerly General Maritime Corporation) with the Commission on October 23, 2008).

10.3	Amending Agreement, dated as of December 16, 2008, by and among Arlington Tankers Ltd., the subsidiary guarantors party thereto, and The Royal Bank of Scotland.*

10.4	Amended and Restated Loan Agreement, dated as of December 16, 2008, between Arlington Tankers Ltd., a wholly-owned subsidiary of the Registrant, as Borrower, and the Royal Bank of Scotland plc, as Lender.*

10.5	Employment Agreement, dated as of December 15, 2008, by and among General Maritime Corporation (formerly Galileo Holding Corporation), General Maritime Subsidiary Corporation (formerly General Maritime Corporation), General Maritime Management LLC, and John P. Tavlarios (incorporated by reference to Exhibit 10.2 to the Current Report on Form 8-K filed by General Maritime Subsidiary Corporation (formerly General Maritime Corporation) with the Commission on December 15, 2008).

10.6	Employment Agreement, dated as of December 15, 2008, by and among General Maritime Corporation (formerly Galileo Holding Corporation), General Maritime Subsidiary Corporation (formerly General Maritime Corporation), and Jeffrey D. Pribor (incorporated by reference to Exhibit 10.3 to the Current Report on Form 8-K filed by General Maritime Subsidiary Corporation (formerly General Maritime Corporation) with the Commission on December 15, 2008).

10.7	Employment Agreement, dated as of December 15, 2008, by and among General Maritime Corporation (formerly Galileo Holding Corporation), General Maritime Subsidiary Corporation (formerly General Maritime Corporation), and John C. Georgiopoulos (incorporated by reference to Exhibit 10.4 to the Current Report on Form 8-K filed by General Maritime Subsidiary Corporation (formerly General Maritime Corporation) with the Commission on December 15, 2008).

23.1	Consent of Deloitte & Touche LLP, Independent Registered Public Accounting Firm.*

Exhibit
Number	Description
23.2	Consent of MSPC Certified Public Accountants and Advisors, A Professional Corporation.*

23.3	Consent of KPMG LLP.*

99.1	Press Release of the Registrant dated December 16, 2008.*

99.2	Financial Statements of General Maritime Corporation (renamed General Maritime Subsidiary Corporation) (incorporated by reference to the Annual Report on Form 10-K of General Maritime Corporation (renamed General Maritime Subsidiary Corporation) for the year ended December 31, 2007, and the Quarterly Report on Form 10-Q of General Maritime Corporation (renamed General Maritime Subsidiary Corporation) for the quarter ended September 30, 2008 (File No. 001-16531)).

99.3	Financial Statements of Arlington Tankers Ltd. (incorporated by reference to the Annual Report on Form 10-K of Arlington Tankers Ltd. for the year ended December 31, 2007, as amended, and the Quarterly Report on Form 10-Q of Arlington Tankers Ltd. for the quarter ended September 30, 2008 (File No. 000-53296)).

*	Filed herewith.